UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 4, 2023

____________________

Zomedica Corp.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Suite 125, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 1.01 Entry into a Material Definitive Agreement

On October 4, 2023, Zomedica Inc. (“ZomInc”), a wholly owned subsidiary of Zomedica Corp. (the “Company”), entered into an LLC membership interest purchase agreement (the “Purchase Agreement”) with Qorvo US, Inc. (the “Seller”), pursuant to which ZomInc acquired 100% of the issued and outstanding membership interest of Qorvo Biotechnologies, LLC, a Delaware limited liability company (“QBT”) in exchange for the purchase price set forth in the Purchase Agreement.

QBT develops the TRUFORMA® Platform that utilizes innovative Bulk Acoustic Wave sensor technology to provide a non-optical and fluorescence free system for the detection of disease at the point of care.

As previously disclosed, on January 17, 2023, ZomInc and the Company entered into three related agreements with QBT. These agreements included a Transition and Support Agreement, a BAW Sensor Supply Agreement, and a Development and Manufacturing License Agreement.

In connection with the entering into the Purchase Agreement, ZomInc and QBT (i) entered into the Transition Services Agreement; (ii) amended the BAW Sensor Supply Agreement; and (iii) terminated the Transition and Support Agreement and the Development and Manufacturing License Agreement. The Transition Services Agreement allows ZomInc to obtain administrative services related to IP transfer, IT support and accounting matters for a period of 60-90 days at an hourly rate of $200.

The Purchase Agreement contains customary representations, warranties, and covenants, none of which survive the closing. The Seller is not indemnifying ZomInc for breaches of representations and warranties (provided that the foregoing does not release any claim for fraud, as defined in the Purchase Agreement), however, ZomInc has obtained representation and warranty insurance from ASQ.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

On October 5, 2023, the Company issued a press release announcing ZomInc’s entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 1.02 Termination of Material Definitive Agreements

In connection with entering into the Purchase Agreement, each of (i) the Transition and Support Agreement and (ii) the Development and Manufacturing License Agreement, in each case, entered into between QBT, the Company and ZomInc dated as of January 17, 2023 was automatically and immediately terminated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	LLC Membership Interest Purchase Agreement dated October 4, 2023 by and between Zomedica Inc. and Qorvo US, Inc.
10.2	First Amendment to BAW Sensor Supply Agreement
99.1	Press Release dated October 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zomedica Corp.

By:	/s/ Karen DeHaan
Karen DeHaan-Fullerton
General Counsel

Date: October 5, 2023

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